UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of Commission only (as permitted by Rule 14a–6(e)(2))
[X]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to 240.14a–11(c) or 240.14a–12

TEKNOWLEDGE CORPORATION
(Name of Registrant as Specified in Its Charter)

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TEKNOWLEDGE CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 11, 2002

              The 2002 Annual Meeting of the Stockholders of Teknowledge Corporation (the “Company”) will be held on Thursday July 11, 2002 at 10:00 a.m., local time, at the executive offices of the Company, located at 1810 Embarcadero Road, Palo Alto, California 94303 for the following purposes:

1.	To elect two Class II Directors of the Company to serve for a three–year term;
2.	To approve the adoption of Teknowledge Corporation’s 2002 Stock Option Plan for Non–Employee Directors;
3.	To ratify the selection of Grant Thornton LLP as independent public accountants for the Company for the fiscal year ending December 31, 2002;
4.	To transact such other business as may properly come before the 2002 Annual Meeting and any and all adjournments and postponements thereof.

              The Board of Directors has fixed the close of business on May 15, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the 2002 Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the 2002 Annual Meeting is available for inspection at the Company’s executive offices. Stockholders may examine the list during ordinary business hours in the 10–day period prior to the meeting. The list will also be available for inspection at the meeting for any purpose relating to the meeting.

              YOU ARE URGED TO COMPLETE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

D. A. Bugbee
Secretary

Palo Alto, California
June 17, 2002

TEKNOWLEDGE CORPORATION
1810 Embarcadero Road
Palo Alto, California 94303

ANNUAL MEETING OF STOCKHOLDERS
July 11, 2002

PROXY STATEMENT

              This Proxy Statement and the accompanying proxy card are being mailed on or about June 17, 2002 in connection with the solicitation of proxies by the Board of Directors of Teknowledge Corporation (the “Company”), a Delaware Corporation, for use at the 2002 Annual Meeting of Stockholders of the Company to be held on Thursday, July 11, 2002 or any adjournment thereof, for purposes set forth in the accompanying Notice of Annual Meeting.

              The cost of soliciting proxies will be borne by the Company, in addition to soliciting stockholders by mail through its regular employees. The Company will request banks, brokers, custodians, nominees and other fiduciaries to solicit customers who have stock in the Company registered in the names of such persons and will reimburse them for their reasonable out–of–pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation

              Only holders of the Company’s Common Stock, par value $.01 per share (“Common Stock”), of record at the close of business on May 15, 2002 will be entitled to vote at the 2002 Annual Meeting. On that date, there were outstanding 5,715,751 shares of Common Stock, all of which are entitled to vote with respect to all matters to be acted upon at the 2002 Annual Meeting.

              Shares of Common Stock may be voted by stockholders in person or by proxy. Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held on the proposals presented in this Proxy Statement. The Company’s By–laws provide that a majority of all of the shares of the stock entitled to vote, whether present in person, or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Any person giving a proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company or by attending the meeting and voting in person. The presence at the 2002 Annual Meeting of a stockholder who has signed a proxy will not in itself revoke that proxy.

              All shares of Common Stock represented by a properly completed proxy received prior to the taking of any vote at the 2002 Annual Meeting will be voted as directed therein. If no direction is made on the proxy, shares represented by the proxy will be voted “FOR” (i) the election of Neil A. Jacobstein and Benedict O’Mahoney to serve as Class II directors for a three–year term; (ii) the ratification of the selection of Grant Thornton LLP as independent public accountants for the Company for the fiscal year ended December 31, 2002, and (iii) the adoption of the Teknowledge Corporation 2002 Stock Option Plan for Non–Employee Directors. The

Board of Directors knows of no other matters, which are to be brought before the 2002 Annual Meeting. If any other matter properly comes before the 2002 Annual Meeting, the persons named in the enclosed proxy, or their duly appointed substitutes acting at the 2002 Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their best judgment.

              Your vote is important. We urge you to sign, date and mail your proxy card promptly to make certain that your shares will be voted at the meeting.

PROPOSAL 1:             ELECTION OF DIRECTORS

              The Board of Directors currently consists of six members: Neil A. Jacobstein, Dr. Larry E. Druffel, Ivan L. Lustig, General Robert T. Marsh (Ret.), Benedict O’Mahoney, and James C. Workman. The Board of Directors is comprised of three classes of directors, each class consisting of one–third of the Board, with one class of the Board being elected each year. At each annual meeting thereafter, nominees for directors in the class whose term is expiring are voted upon, and upon election, such director would serve a three–year term.

              At the 2000 Annual Meeting, Gen. Robert T. Marsh was elected as a Class III director to serve a three–year term. Ivan L. Lustig was elected to the Board in March 2001 and the size of the Board was increased from five to six members. At the 2001 Annual Meeting, Dr. Larry E. Druffel and James C. Workman were elected as a Class I directors to serve a three–year term. At the 1999 Annual Meeting, Neil A. Jacobstein and William G. Roth were elected as Class II directors to serve a three–year term. Subsequent to the 1999 election, William G. Roth resigned his position on the Board and was replaced by Benedict O’Mahoney.

              At the 2002 Annual Meeting, the terms of the Class II directors will expire. Neil A. Jacobstein and Benedict O’Mahoney are management’s nominees for Class II directors, to be elected for a three–year term and until their successors are duly elected and qualified. If either of the nominees decline to serve or become unavailable for any reason, or if a vacancy occurs before the election (although the Company knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Company may designate.

Name	Age	Positions With the Company	Director Since

Class II Directors nominated for election at the 2002 Annual Meeting

Neil A. Jacobstein	47	Chairman of the Board, President and CEO	1993
Benedict O’Mahoney	42	V.P. Adm. and Legal Affairs	1999

Name	Age	Positions With the Company	Director Since

Class III Directors whose term expires at the 2003 Annual Meeting

Gen. Robert T. Marsh	77	Director	1987
Ivan L. Lustig	42	Director	2001

Class I Directors whose term expires at the 2004 Annual Meeting

Dr. Larry E. Druffel	61	Director	1997
James C. Workman	59	Director	1992

Class II Nominees for a Term Expiring in 2002

              Neil A. Jacobstein. Mr. Jacobstein, 47, has served as Chairman of the Board, Chief Executive Officer and President of Teknowledge since November 22, 1999. He served as President and Chief Operating Officer and a Director of the Company from January 1993 to November 22, 1999. After joining Teknowledge in 1984, Mr. Jacobstein was promoted over a nine–year period to: Senior Knowledge Engineer, Manager of the Research and Advanced Development Group, Vice President and General Manager of Research and Advanced Systems Development, and Vice President and General Manager of the Knowledge Systems Division. Mr. Jacobstein initiated Teknowledge’s eCommerce business unit in 1996. In 1998, he was appointed to the Technology Advisory Board of the U.S. Army’s Simulation, Training, and Instrumentation Command (STRICOM). Prior to joining Teknowledge, Mr. Jacobstein was a Graduate Research Intern and consultant at Xerox PARC, and a Research Associate at CBNS. Since 1992, he has served as the Chairman of the Board of Directors of the Institute for Molecular Manufacturing, a private nonprofit organization. Since November 1999, he has served as a Director of GlobalStake.com, a privately held company offering commercial real estate mortgages, in which Teknowledge has a 19.9% ownership interest. In 1999, Mr. Jacobstein was elected a Henry Crown Fellow in the Aspen Institute’s executive leadership program.

              Benedict O’Mahoney. Mr. O’Mahoney, 42, is Vice President, Administration and Legal Affairs of the Company. Mr. O’Mahoney was elected to the Board in November 1999. Mr. O’Mahoney joined the Company in 1996 as Corporate Counsel and he was promoted to Vice President of Administration and Legal Affairs in October of 1999. From 1991 to 1996, Mr. O’Mahoney practiced intellectual property law and he served as General Counsel for Slatt Mortgage (Real Estate) Company from 1988 to 1995. Mr. O’Mahoney serves on the Board of Directors of the Virtual Reality Education Foundation, a non–profit organization.

Continuing Class III Directors for a Term Expiring in 2003

              General Robert T. Marsh. General Marsh (retired four star Air Force general), 77, was elected a director of American Cimflex Corporation (a predecessor to the Company) in 1987. He served as Chairman of the Board of Thiokol Corporation until his retirement in 1991. On April 20, 2001, General Marsh retired as Executive Director of the Air Force Aid Society, a non–profit charitable organization serving the Air Force community, a position he had held since 1995. In 1997 he served as Chairman of the President’s Commission on Critical Infrastructure Protection. General Marsh joined the Board of SI International, an information technology company, in December 1998 and continues to serve on its Board. He serves as Chairman of the Board of Verint Technology Inc., a public company in the communications industry, and he is a trustee emeritus of MITRE Corporation, a private company specializing in information technology. General Marsh is Chairman of the Company’s Finance and Audit Committee.

              Ivan L. Lustig. Mr. Lustig, 43, was elected to the Board in March 2001. Since 1999, Mr. Lustig has served as Managing Director and Head of Media Investment Banking of ABN AMRO Inc., one of the largest public financial institutions in Europe. Prior to that, he spent eleven years at Schroder & Company, a public investment company operating primarily in the United Kingdom. Mr. Lustig held the position of Managing Director and Head of US Media and Communications Investment Banking at Schroder and Company since 1995. Mr. Lustig is a Trustee of the American Museum of the Moving Image and a member of the Socrates Society of the Aspen Institute. Mr. Lustig holds a Bachelor of Science, Master of Engineering, and M.B.A degrees from Cornell University.

Continuing Class I Directors for a Term Expiring in 2004

              Dr. Larry E. Druffel. Dr. Druffel, 61, was appointed to the Board of Directors in April 1997. Since 1996, he has served as President and a Director of the South Carolina Research Authority (SCRA), a public, non–profit, information technology and R&D organization. He holds a Doctorate Degree in Computer Science from Vanderbilt University and a Master’s Degree in Computer Science from the University of London, and was a director of the Software Engineering Institute at Carnegie–Mellon University from 1986 to 1996. He is Chairman of the Board of the Advanced Technology Institute, and a member of the Board of the South Carolina Technology Alliance, both private non–profit corporations. He is Director of Knowledge Sentry, a Greenville, South Carolina private security company, since 2000; and he has served as a member of the Board of Directors of Environmental Enterprise Group, a private environmental clean up company, since 2001.

              James C. Workman. Mr. Workman, 59, has served on the Board since October 20, 1992. He was appointed Chairman of the Board, Chief Executive Officer and President of the Company on an interim basis effective October 20, 1992. With the appointment of Dr. Hayes–Roth, the former CEO until 1999, and Mr. Jacobstein to executive positions in 1993, Mr. Workman resigned from his interim executive officer position but retained a seat on the Board. Mr. Workman is active in several community organizations in Wisconsin. He is a member of the Executive Council and Board of Trustees of the Diocese of Fond Du Lac. His primary employment is as a self–employed attorney/consultant. Mr. Workman is Chairman of the Company’s Human Resources Committee.

Vote Required

              If a quorum is present and voting, the two nominees for Class II Directors receiving the highest number of votes will be elected directors. Abstentions will have no effect on the vote. It is intended that shares represented by the enclosed form of proxy will be voted “FOR” the election of the nominees identified above, unless otherwise directed.

Board Recommendation

              The Board of Directors recommends that the Company’s stockholders vote “FOR” the election of Mr. Jacobstein and Mr. O’Mahoney.

Committees and Meetings

              The Board of Directors of Teknowledge has two standing committees: the Finance and Audit Committee and the Human Resources Committee. The Board of Directors has no standing nominating committee.

              The primary responsibility of the Finance and Audit Committee is to oversee the annual audit of the Company, to recommend to the Board the retention of independent auditors and to monitor the Company’s internal accounting controls and procedures. The Finance and Audit Committee also reviews with the independent public accountants the scope and results of their annual audit, including their audited financial statements. The current members of the Finance and Audit Committee are Messrs. Druffel, Marsh, and Workman. The Finance and Audit Committee held one meeting in 2001.

              The Human Resources Committee serves as the compensation committee and is responsible for assuring that executive officers and other key personnel of the Company are effectively compensated in terms of salary, incentive compensation and benefits. The current members of the Human Resources Committee are Messrs. Druffel, Marsh, and Workman. The Human Resources Committee held one meeting in 2001.

              The Company’s Board of Directors held four meetings during 2001. All members of the Board of Directors attended more than 75% of the meetings of the Board of Directors and the committees on which they served.

Directors’ Compensation

              Directors’ Fees. Each non–employee member of the Board of Directors receives cash compensation totaling $10,000, which is paid in quarterly increments of $2,500. In addition to their regular compensation, directors are entitled to be reimbursed for related travel, lodging, and other expenses in attending board and committee meetings.

              Directors’ Option Plan. The Company previously maintained a stock option plan for non–employee directors, which expired on April 22, 2002, ten years after it was adopted at the 1992 Annual Meeting. The Company has adopted a new 2002 Stock Option Plan for Non–Employee Directors, subject to approval by the stockholders at the 2002 Annual Meeting. The new Directors Plan provides that each non–employee director shall be granted, on the date such director becomes a director, an initial option to purchase 3,000 shares of Common Stock, and on the date of each annual meeting thereafter, each continuing non–employee director shall be granted an additional option to purchase 3,000 shares of Common Stock. In addition, prior to any quarter, the Board may elect to grant stock options to each non–employee director in lieu of the $2,500 quarterly fee for his service. The number of shares subject to each director fee option would be equal to (a) $2,500, divided by (b) the fair market value of a share of Common Stock on the first business day of the quarter, rounded down to the nearest whole share. Each director fee option would be fully vested on the date of grant and would have an exercise price per share equal to the fair market value of a share of Common Stock on the date of grant.

              For information regarding the compensation of executives see “Summary Compensation.”

Executive Officers

              The following is certain information regarding the Company’s other executive officer who is not a member of the Board of Directors.

              Dennis A. Bugbee, 55, has served as Vice President of Finance, CFO, and Secretary for the Company since April 2000. Mr. Bugbee joined the Company in 1990 as the Division Controller for the Knowledge Systems Division in Palo Alto, California. He was promoted to Director of Finance in March 1993 and shortly thereafter to the positions of Treasurer and Corporate Secretary. Prior to joining the Company, Mr. Bugbee held the position of Accounting Manager with TRW’s Space and Defense Sector.

PROPOSAL 2:              ADOPTION OF TEKNOWLEDGE CORPORATION 2002 STOCK OPTION PLAN FOR NON–EMPLOYEE DIRECTORS

(APPENDIX B)

              The Company’s former Stock Option Plan for Non–Employee Directors expired in April 2002. Subject to stockholder approval at the 2002 Annual Meeting on July 11, 2002, the Board of Directors adopted the 2002 Stock Option Plan for Non–Employee Directors (the “Directors Plan”). The Board of Directors believes the adoption of the Directors Plan is in the best interests of the Company and its stockholders because the availability of stock options is an important factor in attracting and retaining qualified non–employee directors essential to the success of the Company.

              The Directors Plan is administered by the Board of Directors or a duly appointed committee of the Board, which has the power to construe the Directors Plan, and adopt and amend such rules and regulations for the administration of the Directors Plan, as it may deem desirable. Except in connection with the grant of options in lieu of the cash payment of directors’ fees for a particular quarter, the Board or committee has no authority or discretion to determine the persons eligible to participate in the Directors Plan or the number of shares of Common Stock eligible to be granted as options under the Directors Plan.

              The aggregate number of shares which may be issued under the Directors Plan, a copy of which is available to any stockholder upon request, is 75,000 shares of Common Stock, subject to adjustment in connection with certain significant corporate events as set forth in the Directors Plan. As of the date hereof, no grants have been made pursuant to the Directors Plan.

              Under the Directors Plan, an “Eligible Director” is a director who is not a full–time employee of the Company (or any subsidiary of the Company) and has not been a full–time employee of the Company (or any subsidiary of the Company) for any part of the preceding year. The Directors Plan provides that, effective with the 2002 Annual Meeting of Stockholders, each

Eligible Directorshall be granted, on the date such director becomes an Eligible Director, an initial option to purchase 3,000 shares of Common Stock, and on the date of each annual meeting thereafter, each continuing Eligible Director shall be granted an additional option to purchase 3,000 shares of Common Stock. Each non–employee director who is appointed to fill a vacancy on the Board of Directors shall be granted an option to purchase 3,000 shares of Common Stock on the date such director’s board service commences, with an additional option to purchase 3,000 shares of Common Stock granted thereafter on the anniversary of such commencement of service until the director’s first election to the Board and thereafter, on the date of each subsequent annual meeting.

              In addition to the automatic grants described above, prior to the commencement of a calendar quarter, the Board may elect to provide that each Eligible Director will be granted a stock option under the Director Plan in lieu of the $2,500 quarterly cash stipend. The director fee grants will be made on the first business day of the quarter, and the number of shares subject to a director fee option grant will be equal to (a) $2,500, divided by (b) the fair market value of a share of Common Stock on the first business day of the quarter, rounded down to the nearest whole share. The director fee grants will be fully vested on the date of grant.

              Each option granted under the Directors Plan will be evidenced by an option agreement between the Company and the Eligible Director. Each option agreement states the exercise price per share of the option, the price of which must equal 100% of the fair market value of a share of Common Stock on the date the option is granted. The exercise price for an option granted to an Eligible Director is payable upon the exercise of the option in cash or by surrender of shares of Common Stock held by the Eligible Director for at least six months prior to the date of exercise and which have an aggregate fair market value on the date of exercise equal to the exercise price to be paid. Options granted under the Directors Plan are nontransferable except by will or by the laws of descent and distribution.

              Except for the director fee options described above, options granted to an Eligible Director under the Directors Plan will become exercisable one year from the date of grant of such options. No option granted under the Directors Plan will be exercisable after ten years from date of the grant. In the event an optionee ceases to be a director of the Company, an option granted will be exercisable only to the extent it was exercisable on the date the optionee ceased to be a director and only until the earlier of (i) 90 days after such date, and (ii) the scheduled termination of such option.

              In the event of a “change in control” of the Company, the Board may arrange for the acquiring or successor corporation to assume or substitute new options for the options outstanding under the Directors Plan. If the acquiring corporation does not assume or substitute for the outstanding options granted under the Directors Plan, shares subject to the outstanding options will become fully exercisable and vested prior to the date of the change in control. To the extent that the options outstanding under the Directors Plan are not assumed, substituted for, or exercised prior to such event, they will terminate.

              The Directors Plan will continue until terminated by the Board or until all of the shares reserved for issuance under the plan have been issued. The Board may terminate or amend the Directors Plan at any time. However, without the approval of the Company’s stockholders, the Board may not amend the Directors Plan to increase the share reserve or adopt any other amendment that would require stockholder approval under any applicable law, regulation or rule. No termination or amendment of the Directors Plan may adversely affect any outstanding option without the consent of the optionee, unless the termination or amendment is necessary to comply with an applicable law or regulation.

Certain Tax Consequences

              The following summary is intended only as a general guide as to the United States federal income tax consequences under current law with respect to participation in the Directors Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of options are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

              Options granted under the Directors Plan are nonstatutory stock options, that is, options that do not qualify as incentive stock options under section 422 of the Internal Revenue Code of 1986, as amended. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option granted under the Directors Plan, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the date of exercise. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. A capital gain or loss will be long–term if the optionee’s holding period following the date of exercise is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations hereunder.

Directors Plan Benefits

              As of May 1, 2002, no options have been granted to any person conditioned upon stockholder approval of the increase in the share reserve of the Directors Plan. The following table sets forth the number of shares of Common Stock that will be granted automatically during the current fiscal year, assuming that each of the nominees for election to the Board are elected at the annual meeting and that no other change in the composition of the Board of Directors occurs during the fiscal year:

DIRECTORS PLAN BENEFITS

Name and Position	Number of Shares(1)
All Current Executive Officers As A Group	0
All Current Directors Who Are Not Executive Officers, As A Group (4 Persons)	[12,000]

(1)   Only non–employee directors receive automatic grants under the Directors Plan.

Vote Required

              Approval of the Directors Plan will require the affirmative vote of the holders of at least a majority of the shares of Common Stock present or represented by proxy and entitled to vote. Accordingly, abstentions will effectively constitute a vote against the proposal. Broker non–votes will have no effect on the outcome of the proposal, as those shares will not be considered as shares present and entitled to vote.

Board Recommendation

              The Board of Directors recommends that the stockholders vote “FOR” the adoption of the Teknowledge Corporation 2002 Stock Option Plan for Non–Employee Directors.

PROPOSAL 3:              RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

              The Board of Directors has selected the accounting firm of Grant Thornton LLP as independent public accountants to examine and report upon the Company’s consolidated financial statements for the year ended December 31, 2002, and has directed that this selection be submitted to the stockholders for ratification at the 2002 Annual Meeting. Grant Thornton LLP has acted in such capacity since its appointment on July 26, 2001. Stockholder ratification of the selection of Grant Thornton LLP as the Company’s independent public accountants is not required by the By–Laws or otherwise. If the stockholders do not ratify the selection of Grant Thornton LLP, the Board of Directors will reconsider the selection of independent public accountants for the Company.

              The following table sets forth the aggregate fees billed or expected to be billed to the Company for the fiscal year ended December 31, 2001 by Grant Thornton LLP and Arthur Andersen LLP (the predecessor accountants).

	GT	AA
Audit Fees	$99,908	$27,200
Financial Information System Design & Implementation Fees	–	–
All Other Fees	$21,047	$39,800

              The Finance and Audit Committee has considered the role of Grant Thornton LLP in providing consulting, tax services and other non–audit services to the Company and has concluded that such services are compatible with Grant Thornton’s independence as the Company’s auditors.

              Representatives of Grant Thornton LLP are expected to be present at the 2002 Annual Meeting and will have the opportunity to make a statement if they desire. The representatives will also be available to respond to appropriate questions from the stockholders. The affirmative vote of a majority of the votes cast at the annual meeting of stockholders at which a quorum representing a majority of all the attending shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal.

Changes in Registrant’s Independent Public Accountants

              As of July 26, 2001, the Company terminated its engagement of Arthur Andersen LLP as its independent public accountants and auditors, effective immediately. The decision to replace Arthur Andersen LLP as the Company’s accountants and auditors was approved by the Audit Committee of the Company’s Board of Directors.

              The report of Arthur Andersen LLP for the fiscal years ended December 31, 2000 and 1999 contained no adverse opinions, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2000 and 1999 and the interim period from January 1, 2001 through July 26, 2001, there were no disagreements between the Company and Arthur Andersen LLP on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the subject matter of the disagreement in connection with their report. No event described in paragraph (a) (1) (v) of Item 304 of Regulation S–K has occurred within the Company’s fiscal years ending December 31, 2000 and 1999, or the interim period from January 1, 2001 through July 26, 2001.

              On July 26, 2001, the Company appointed Grant Thornton LLP as the Registrant’s independent public accountants and auditors, effective immediately. The decision to appoint Grant Thornton LLP as the Company’s independent public accountants and auditors was approved by the Audit Committee of the Company’s Board of Directors. Prior to its engagement, the Company did not consult with Grant Thornton LLP on any matter that was the subject of any disagreement or any reportable event (as defined in Item 304(a)(1)(iv) of Regulation S–K) or on the application of accounting principles to a specified transaction, either completed or proposed.

Board Recommendation

              The Board of Directors recommends that the Company’s stockholders vote “FOR” the ratification of the selection of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2002.

REPORT OF THE FINANCE AND AUDIT COMMITTEE

              The Finance and Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Grant Thornton LLP is responsible for expressing an opinion as to the conformity of our audited financial statements with accounting principles generally accepted in the United States of America.

              The Finance and Audit Committee consists of three directors each of whom, in the judgment of the Board, is an “independent director” as defined in the listing standards for The

Nasdaq Stock Market. The Finance and Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of this charter is attached to this Proxy Statement as Appendix A.

              The Committee has discussed and reviewed with the auditors all matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has met with Grant Thornton LLP, with and without management present, to discuss the overall scope of Grant Thornton LLP’s audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of its financial reporting.

              The Committee has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.

              Based on the review and discussions referred to above, the committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10–KSB for the fiscal year ended December 31, 2001.

FINANCE AND AUDIT COMMITTEE

Larry E. Druffel
Robert T. Marsh (Chairman)
James C. Workman

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

              The following table sets forth certain information concerning the beneficial ownership of Common Stock as of May 15, 2002 by persons known to the Company to own beneficially more than 5% of the Common Stock, by each of the directors of the Company, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner(1)	Common Stock Owned Beneficially(2)	Percentage of Class(3)
Fredrick Hayes–Roth
1810 Embarcadero Road
Palo Alto, CA 94303

Mark J. Hanna
3800 S. Ocean Dr.
Hollywood, FL 33019

Neil A. Jacobstein(4)

Dennis A. Bugbee(4)

Benedict O’Mahoney(4)

Robert T. Marsh(4)

James C. Workman(4)

Larry E. Druffel(4)

Ivan L. Lustig(4)

All Directors and Executive Officers of the
Company as a Group (7 Persons)	542,552(5) 385,000(6) 700,857(7) 87,431(8) 44,749(9) 22,000(10) 22,000(11) 20,000(12) 3,000(13) 900,037(14)	9.5% 6.7% 12.3% 1.5% * * * * * 15.7%

*	Less than 1%
(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.
(2)	All share numbers have been adjusted to give effect to a one–for–five reverse stock split on December 22, 1998. Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options.
(3)	Calculated on the basis of 5,717,751 shares outstanding as of May 15, 2002, provided that any additional shares of Common Stock that a stockholder has the right to acquire within 60 days after May 15, 2002 are deemed to be outstanding for purposes of calculating that stockholder’s percentage beneficial ownership.
(4)	The address of all directors and executive officers is the Company’s Executive Offices located at 1810 Embarcadero Road, Palo Alto, California 94303.
(5)	Dr. Hayes–Roth resigned from his positions as Chairman and CEO of Teknowledge on November 22, 1999. The information concerning the Common Stock owned beneficially by Dr. Hayes–Roth was obtained from a Form 4 filed with the Securities and Exchange Commission on March 28, 2000.
(6)	Based solely on a Schedule 13G filed by Mark Hanna with the Securities and Exchange Commission on June 14, 2001.
(7)	Mr. Jacobstein has exercised all of his stock options. Includes 20,000 shares owned by Mr. Jacobstein’s spouse; however, Mr. Jacobstein disclaims beneficial ownership.
(8)	Includes 41,249 shares that may be purchased upon the exercise of employee stock options that are currently exercisable or will become exercisable within 60 days of May 15, 2002.
(9)	Includes 44,749 shares, which may be purchased upon the exercise of employee stock options that are currently exercisable or will become exercisable within 60 days of May 15, 2002.

(10)	Includes 22,000 shares that may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of May 15, 2002.
(11)	Includes 18,000 shares that may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of May 15, 2002. Mr. Workman’s spouse owns 4,000 shares beneficially.
(12)	Includes 12,000 shares that may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of May 15, 2002.
(13)	Includes 3,000 shares that may be purchased upon the exercise of director stock options that are currently exercisable or will become exercisable within 60 days of May 15, 2002. Ivan Lustig was elected to the Board on March 12, 2001
(14)	Includes options for 138,498 shares that are currently exercisable or will become exercisable within 60 days of May 15, 2002.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

              The following table sets forth the cash compensation paid to the Chief Executive Officer and the two most highly compensated executive officers of the Company whose annual salary and bonus exceeded $100,000 for all services to the Company in the years ended December 31, 2001, 2000, and 1999.

SUMMARY COMPENSATION TABLE

Annual Compensation

Name and Principal Position	Year	Salary $(1)	Bonus $(2)
Neil Jacobstein, Chair, Pres, CEO
Neil Jacobstein, Chair, Pres, CEO
Neil Jacobstein, Pres, COO

Benedict O’Mahoney, VP Adm & Legal
Benedict O’Mahoney, VP Adm & Legal
Benedict O’Mahoney, VP Adm & Legal

Dennis Bugbee, VP and CFO
Dennis Bugbee, VP and CFO
Dennis Bugbee, Director of Finance
	2001 2000 1999 2001 2000 1999 2001 2000 1999	202,999 205,040 162,770 131,971 126,800 107,086 141,894 134,162 116,383	151,605 114,000 64,891 30,750 25,087 36,710 10,125 16,061 12,843

(1)	Includes 401(k) deferred compensation and 5% Company matching provision.
(2)	The bonuses set forth in this column are generally paid after the conclusion of the annual audit following the year to which they relate. Mr. Jacobstein earned a bonus of $120,892 for 2000 that was paid in 2001 by action of the Board of Directors, the remainder is accrued bonus for 2001.

FISCAL YEAR–END OPTION VALUE

              The following table provides the specified information concerning unexercised options held as of December 31, 2001, by the persons named in the Summary Compensation Table above. There were no exercises of options by the executive officers named in the Summary Compensation Table above during the fiscal year ended December 31, 2001.

Name	Number of Securities Underlying Unexercised Options at FYE (Exercisable/ Unexercisable)(#)	Value of Unexercised In–the–Money Options at FYE (Exercisable/ Unexercisable)($)(1)
Neil Jacobstein, Chair, Pres, CEO	–/–	–/–
Benedict O’Mahoney, VP Adm & Legal	36,833/35,167	38,066/36,125
Dennis Bugbee, VP and CFO	33,333/31,667	38,066/36,125

(1)	The value of unexercised in–the–money options is determined by multiplying the number of shares under the option by the difference between the December 31, 2001 closing price of $3.75 and the grant price.

Employment Contracts and Termination of Employment and Change of Control Arrangements

              Neil Jacobstein, Chairman of the Board, Chief Executive Officer, and President, has an employment agreement with the Company that provides for a 2002 base salary of $234,000. Mr. Jacobstein did not receive a base salary increase in 2001 nor has he been granted stock options since 1994. Mr. Jacobstein’s employment agreement includes an incentive compensation plan that provides for additional compensation when certain target objectives are achieved in six strategic categories that have been determined and assessed by the Board of Directors to a maximum of 120% of his annual base salary. Mr.Jacobstein has a severance package that entitles him to severance benefits equal to his most recent twelve–month salary and bonus. In the event of a change of control, defined as any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, Mr. Jacobstein will be entitled to severance benefits to include: (i) full accrued salary and vacation pay, (ii) accrued incentive compensation awarded or determined to be awarded by the Board of Directors, (iii) insurance coverage, (iv) retirement benefits and (v) a lump sum severance payment equal to two times the total cash compensation.

Related Party Transactions

              In November 1999, Teknowledge agreed to provide $1,200,000 in seed money (valued consistently with other investors) for a new web-based company, GlobalStake.com, which was spun off from Teknowledge Corporation. GlobalStake.com began by offering full service, discounted consumer real estate transactions on the Internet, but in December 2000 it modified its strategy to focus on a business–to–business model for conducting commercial real estate mortgages. Teknowledge has reviewed the cash flow projections, existing customer pipeline, outside investment opportunities, and available credit sources of GlobalStake.com, and has determined that its investment is not impaired. However, as GlobalStake.com is a business with limited cash and all the associated risks of a start-up business, its success is dependent on market demand for mortgage loans, fluctuations in interest rates, the ability to hire qualified brokers, and the ability to secure mortgage financing sources and to negotiate a competitive arrangement. The Company intends to periodically review its investment in GlobalStake.com for impairment.

              To date Teknowledge has provided: (1) approximately $1,206,000 (including approximately $72,000 during 2001 as provided below and $923,000 in 2000) in cumulative seed cash and services; (2) the proprietary information and technology developed in support of the GlobalStake.com business plan; and (3) licenses to practice Teknowledge’s patent portfolio. As of December 31, 2001 the Company has fulfilled its investment obligation with GlobalStake.com and has no future obligation.

              The Company’s CEO, Mr. Jacobstein, represents Teknowledge in one out of six seats on the Board of Directors of GlobalStake.com. He owns approximately 7% of the GlobalStake.com common shares on a diluted basis at December 31, 2001. These are nonvoting shares.

              The Company’s investment in GlobalStake.com during 2001 of approximately $72,000 was in the form of funding GlobalStake.com's payroll and operating expenses. The Company’s investment in GlobalStake.com during 2000 of approximately $923,000 was in the form of funding GlobalStake.com’s payroll and operating expenses ($572,000) as well as consulting services rendered by the Company at normal billing rates ($351,000).

EQUITY COMPENSATION PLAN INFORMATION

              The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2001, including the 1998 Stock Option Plan and the Stock Option Plan for Non-Employee Directors.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted–average exercise price of outstanding options, warrants and rights $'s (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders	1,194,895(1) 67,000(2)	3.46 4.41	250,833 20,000
Equity compensation plans not approved by security holders	None	N/A	None
Total	1,261,895	3.44	270,833

(1)	1998 Teknowledge Corporation 1998 Stock Option Plan
(2)	1992 Stock Option Plan for Non-employee Directors

ADDITIONAL INFORMATION

Submission of Stockholder Proposals

              The Company must receive proposals for action at the 2003 Annual Meeting of Stockholders at its offices at 1810 Embarcadero Road, Palo Alto, California 94303, no later than March 22, 2003. Any such submission must conform to the regulations of the Securities and Exchange Commission concerning stockholder proposals.

Annual Report

              Accompanying this Proxy Statement is a copy of the Company’s Annual Report for the year ended December 31, 2001. A complete copy of the 10–KSB (without exhibits) as filed with the Securities and Exchange Commission, including the financial statements and the financial statement schedules, can be obtained without charge from the Company upon receipt of a written request from the security holder addressed to the Secretary. The Company will also furnish a copy of any exhibit included in the 10–KSB upon payment of a $5.00 fee and receipt of a written request for such exhibit. The written request should be directed to Dennis Bugbee, Secretary, Teknowledge Corporation, 1810 Embarcadero Road, Palo Alto, California 94303.

Other Matters

              The Board of Directors knows of no other business that will be presented in the meeting. If matters other than those described herein should properly come before the meeting, it is the intention of those named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS

D. A. Bugbee
Secretary

Palo Alto, California
June 17, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Appendix A

CHARTER
FINANCE AND AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
TEKNOWLEDGE CORPORATION
May 9, 2002

PURPOSE

              The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by: (1) serving as an independent and objective party to monitor the Corporation’s financial reporting processes and the adequacy of the system of internal control established by management, and (2) reviewing and appraising the Corporation’s internal accounting department, and the audit efforts and independence of the Corporation’s independent accountants.

              The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV, of this Charter.

COMPOSITION

              The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee, and at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. A director will not be judged independent if any of the following conditions exist:

•	A director who is employed by the corporation or any of its affiliates for the current year or any of the past three years
•	A director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year
•	A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer
•	A director who is employed as an executive of another entity where any of the Company’s executives serve on that entity’s compensation committee
•	A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments

              The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. The members of the Committee will elect a Chairman by majority vote of Audit Committee.

MEETINGS

              The Audit Committee shall meet at least twice annually, or more frequently as circumstances dictate. Members of the Committee may fulfill most of these requirements as regular members of the Board, which meets at least four times per year.

RESPONSIBILITIES AND DUTIES

              To fulfill its responsibilities and duties the Audit Committee shall:

1.	Review and update this Charter periodically, at least annually, as conditions dictate.
2.	Review the Company’s financial reporting processes to ensure that they meet legal and SEC requirements.
3.	Review the Company’s internal financial control system with the independent financial accountants to ensure that the Company’s controls are sufficient and its assets are properly protected.
4.	On an annual basis, the Committee should review the independence of the Company’s independent financial accountants, including a review of a written statement from the accountants that they are free from any conflicts of interests with respect to the Company.
5.	On an annual basis, the Committee should review the performance of the Company’s independent financial accountants, including their responsiveness to questions, quality of financial advice and business judgment. The Committee should approve any proposed discharge of the independent accountants when circumstances warrant.
6.	Conduct an annual review with the independent accountants out of the presence of management about internal financial controls and the accuracy of the organization’s financial statements.
7.	Recommend any changes or improvements in financial or accounting practices that may be needed to assure adequate financial reporting and controls.
8.	Prepare the committee report required by the rules of the Securities and Exchange Commission.

Appendix B

TEKNOWLEDGE CORPORATION
2002 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1.             ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Teknowledge Corporation 2002 Stock Option Plan for Non-Employee Directors (the “Plan”) is hereby established effective as of the date on which it is approved by the Company’s stockholders (the “Effective Date”)

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services as Eligible Directors of the Company and by creating an additional incentive for such persons to promote the growth and profitability of the Participating Company Group.

1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan have lapsed.

2.             DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Annual Meeting” means an annual meeting of the stockholders of the Company.

(b) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(c) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated hereunder.

(d) “Committee” means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(e) “Company” means Teknowledge Corporation, a Delaware corporation, or any successor corporation thereto.

(f) “Director Fee Option“ means an Option granted pursuant to Section 7.

(g) “Director Fees” mean an Eligible Director’s quarterly retainer fee, payable with respect to such individual’s Service as a member of the Board.

(h) “Eligible Director” means a member of the Company’s Board of Directors who is not a full-time Employee and has not been a full-time Employee at any time during the preceding fiscal year.

(i) “Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” means, as of any date, the value of a share of Stock determined as follows:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date.

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(l) “Option” means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. Unless the context clearly requires otherwise, the term “Option” includes both an Option granted pursuant to Section 6 and a Director Fee Option granted pursuant to Section 7. Each Option shall be a nonstatutory stock option; that is, an option not intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(m) “Option Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of an Option granted to the Participant.

(n) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(o) “Participant” means a person who has been granted one or more Options.

(p) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

(q) “Participating Company Group” means, at any point in time, all corporations collectively, which are then Participating Companies.

(r) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(s) “Securities Act” means the Securities Act of 1933, as amended.

(t) “Service” means a Participant’s service as a member of the Company’s Board of Directors.

(u) “Stock“ means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(v) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.             ADMINISTRATION.

3.1 Administration by the Board. The Board shall administer the Plan. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. At any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.2 Authority of Officers. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.             SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be seventy-five thousand (75,000), and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock issued pursuant to an Option are repurchased by the Company, the shares of Stock allocable to the terminated portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.

4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the Options to be granted automatically pursuant to Section 6.1 and to any outstanding Options, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Options to provide that such Options shall relate to New Shares. In the event of any such amendment, the number of shares subject to outstanding Options and the exercise price per share under outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5.             ELIGIBILITY FOR PARTICIPATION.

              Only those persons who, at the time of grant, are serving as Eligible Directors shall be eligible to become Participants and to be granted an Option.

6.             TERMS AND CONDITIONS OF OPTIONS.

              Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Automatic Grant. Subject to the execution by an Eligible Director of an appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

(a) Initial Option. Each person who is first elected to the Board as an Eligible Director (both new directors and directors who were previously appointed to fill a vacancy on the Board) at an Annual Meeting on or after the Effective Date (the director’s “Initial Election Meeting”) shall be granted on the date of such Initial Election Meeting an Option to purchase three thousand (3,000) shares of Stock (an “Initial Option”). In addition, each person who is appointed as an Eligible Director to fill a vacancy on the Board shall be granted an Initial Option to purchase three thousand (3,000) shares of Stock on the date on which his or her Service on the Board commences.

(b) Annual Option.

(i) Each Eligible Director who was first elected to the Board prior to the Effective Date shall be granted on the date of each Annual Meeting on or after the Effective Date an Option to purchase three thousand (3,000) shares of Stock, provided that such person remains an Eligible Director immediately following such Annual Meeting (an “Annual Option”).

(ii) Each Eligible Director who is first elected to the Board on or after the Effective Date shall be granted on the date of each Annual Meeting after his or her Initial Election Meeting an Annual Option to purchase three thousand (3,000) shares of Stock, provided that such person remains an Eligible Director immediately following such Annual Meeting.

(iii) In addition, each Eligible Director who was appointed to fill a vacancy on the Board shall be granted an Annual Option to purchase three thousand (3,000) shares of Stock on each anniversary of his or her appointment to the Board that occurs before his or her Initial Election Meeting. After such person’s Initial Election Meeting, Annual Options will be granted pursuant to Section 6.1(b)(ii) above.

(c) Right to Decline Option. Notwithstanding the foregoing, any person may elect not to receive an Option pursuant to this Section 6.1 by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.

6.2 Exercise Price. The exercise price per share of Stock subject to an Option shall be the Fair Market Value of a share of Stock on the date of grant of the Option.

6.3 Exercisability and Term of Options. Except as otherwise provided in the Plan or in the Option Agreement evidencing such Option, each Option shall vest and become exercisable one (1) year after the date of grant (provided that the Participant’s Service has not terminated prior to such date) and shall terminate and cease to be exercisable on the tenth (10th) anniversary of the date of grant of the Option, unless earlier terminated in accordance with the terms of the Plan or the Option Agreement evidencing such Option.

6.4 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, or (iii) by any combination thereof.

(b) Limitation on Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months or were not acquired, directly or indirectly, from the Company.

6.5 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein, if the Participant’s Service terminates for any reason, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or in the event of the Participant’s death, the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death) at any time prior to the expiration of ninety (90) days after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Option Agreement evidencing such Option (the “Option Expiration Date”).

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time period set forth in Section 6.5(a) is prevented by the provisions of Section 10 below, the Option shall remain exercisable until the date three (3) months after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

(c) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time period set forth in Section 6.5(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

6.6 Nontransferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution.

7.             DIRECTOR FEE OPTIONS.

7.1 Director Fee Options. Prior to the commencement of a calendar quarter, the Board may provide that each Eligible Director will receive Director Fee Options in lieu of payment in cash of all of such Eligible Director’s Director Fees for such quarter. If so designated by the Board, effective as of the first day of the applicable quarter, each Participant shall be granted automatically and without further action of the Board a Director Fee Option in lieu of the Director Fees otherwise payable to the Participant during such quarter in accordance with this Section 7.

7.2 Director Fee Option. Each Director Fee Option shall be evidenced by a Director Fee Option Agreement specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Director Fee Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions of Section 6 to the extent not inconsistent with this Section 7 and to the terms and conditions set forth in Sections 7.2(a) through 7.2(c) below:

(a) Exercise Price of Director Fee Option. The exercise price per share for each Director Fee Option shall be equal to the Fair Market Value of a share of Stock on the date of grant of the Director Fee Option.

(b) Number of Shares Subject to Director Fee Option. The number of shares of Stock subject to a Director Fee Option shall be equal to (i) the amount of the quarterly Director Fees in lieu of which the Director Fee Option is granted, divided by (ii) the Fair Market Value of a share of Stock on the date of grant of the Director Fee Option (with any resulting fractional share being disregarded). Any portion of a Participant’s quarterly Director Fees representing a fractional share amount that would otherwise be paid in the form of a Director Fee Option shall instead be paid in cash in accordance with the Company’s normal Director Fee payment procedures.

(c) Exercisability and Term of Director Fee Option. Each Director Fee Option shall be immediately exercisable and vested in full on and after the date of grant and shall terminate and cease to be exercisable on the tenth (10th) anniversary of the date of grant of the Director Fee Option, unless earlier terminated pursuant to the terms of the Plan (including Sections 6.5 and Section 9.2) or the Director Fee Option Agreement.

8.             STANDARD FORMS OF OPTION AGREEMENT.

8.1 Option Agreement. Each Option shall comply with and be subject to the terms and conditions set forth in the appropriate form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time. Any Option Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

8.2 Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Option Agreement either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

9.             CHANGE IN CONTROL.

9.1 Definitions.

(a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

(b) A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

9.2 Effect of Change in Control on Options. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock. In the event that the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Change in Control, any unexercisable or unvested portions of outstanding Options held by Participants whose Service has not terminated prior to such date shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 9.2 shall be conditioned upon the consummation of the Change in Control. In addition, any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

10.             COMPLIANCE WITH SECURITIES LAW.

              The grant of Options and the issuance of shares of Stock pursuant to any Option shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

11.             TERMINATION OR AMENDMENT OF PLAN.

              The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2) and (b) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Participant, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

12.             MISCELLANEOUS PROVISIONS.

12.1 Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable pursuant to an Option, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option. Alternatively or in addition, in its discretion, the Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock until the Participant has satisfied the Participating Company Group’s tax withholding obligations.

12.2 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

PLAN HISTORY

May 9, 2002             Board of Directors adopts Plan, with an initial reserve of 75,000 shares.

July 11, 2002             Stockholders adopt new Plan at 2002 Annual Meeting.

Teknowledge corporation
Stock Option Agreement
(2002 Stock Option Plan for Non-Employee Directors)

              Teknowledge Corporation has granted to the individual (the “Optionee”) named in the Notice of Grant of Stock Option (the “Notice”) to which this Stock Option Agreement (the “Option Agreement”) is attached an option (the “Option”) to purchase certain shares of Stock upon the terms and conditions set forth in the Notice and this Option Agreement. The Option has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Teknowledge Corporation 2002 Stock Option Plan for Non-Employee Directors (the “Plan”), as amended to the Date of Option Grant. By signing the Notice, the Optionee: (a) represents that the Optionee has read and is familiar with the terms and conditions of the Notice and this Option Agreement, (b) accepts the Option subject to all of the terms and conditions of the Notice and this Option Agreement, (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Notice, the Plan or this Option Agreement, and (d) acknowledges receipt of a copy of the Notice and this Option Agreement.

              1. DEFINITIONS AND CONSTRUCTION.

              1.1 Definitions. Whenever used herein, capitalized terms shall have the meanings assigned to such terms in the Notice or as set forth below:

              (a) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

              (b) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

              (c) “Committee” means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

              (d) “Company” means Teknowledge Corporation, a Delaware corporation, or any successor corporation thereto.

              (e) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

              (f) “Fair Market Value” means, as of any date, the value of a share of Stock determined as follows:

              (i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date.

              (ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

              (g) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

              (h) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

              (i) “Participating Company Group” means, at any point in time, all corporations collectively, which are then Participating Companies.

              (j) “Securities Act” means the Securities Act of 1933, as amended.

              (k) “Service” means the Optionee’s service as a member of the Company’s Board of Directors.

              (l) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 9.

              (m) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

              1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

              2. TAX CONSEQUENCES.

              This Option is intended to be a nonstatutory stock option and shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Code.

              3. ADMINISTRATION.

              All questions of interpretation concerning this Option Agreement shall be determined by the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

              4. EXERCISE OF THE OPTION.

              4.1 Right to Exercise. Except as otherwise provided herein, the Option shall be exercisable prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the number of Vested Shares less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

              4.2 Method of Exercise. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee’s investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such written notice and the aggregate Exercise Price.

              4.3 Payment of Exercise Price.

              (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, or (iii) by any combination of the above.

              (b) Limitation on Tender of Stock. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. The Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

              4.4 Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Company shall have no obligation to deliver shares of Stock until the Optionee has satisfied the tax withholding obligations of the Participating Company Group.

              4.5 Certificate Registration. The certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, in the names of the heirs of the Optionee.

              4.6 Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

              4.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

              5. TRANSFERABILITY OF THE OPTION.

              The Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee’s guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee’s legal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.

              6. TERMINATION OF THE OPTION.

              The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee’s Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

              7. EFFECT OF TERMINATION OF SERVICE.

              7.1 Option Exercisability. If the Optionee’s Service with the Company terminates for any reason, the Option, to the extent unexercised and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or, in the event of the Optionee’s death, the Optionee’s legal representative or other person who acquired the right to exercise the Option by reason of the Optionee’s death) at any time prior to the expiration of ninety (90) days after the date on which the Optionee’s Service terminated, but in any event no later than the Option Expiration Date.

              7.2 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time period set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

              7.3 Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time period set forth in Section 7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee’s termination of Service, or (iii) the Option Expiration Date.

              8. CHANGE IN CONTROL.

              8.1 Definitions.

              (a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

              (b) A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

              8.2 Effect of Change in Control on Option. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation’s stock. In the event that the Acquiring Corporation elects not to assume the Company’s rights and obligations under the Option or substitute for the Option in connection with the Change in Control, and provided that the Optionee’s Service has not terminated prior to such date, any unexercised portion of the Option shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. Any exercise of the Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control.

              9. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

              In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the

Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded down to the nearest whole number, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 9 shall be final, binding and conclusive.

              10. RIGHTS AS A STOCKHOLDER OR DIRECTOR.

              The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of the Company or interfere in any way with any right of the Company to terminate the Optionee’s Service at any time.

              11. LEGENDS.

              The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

              12. MISCELLANEOUS PROVISIONS.

              12.1 Binding Effect. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

              12.2 Termination or Amendment. The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8.2 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

              12.3 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature on the Notice or at such other address as such party may designate in writing from time to time to the other party.

              12.4 Integrated Agreement. The Notice and this Option Agreement constitute the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Notice and the Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

              12.5 Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

              12.6 Counterparts. The Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Optionee:

Date:

STOCK OPTION EXERCISE NOTICE

Teknowledge Corporation
Attention: Chief Financial Officer
1810 Embarcadero Road
Palo Alto, CA 94303

Ladies and Gentlemen:

              1.  Option. I was granted an option (the “Option”) to purchase shares of the common stock (the “Shares”) of Teknowledge Corporation (the “Company”) pursuant to the Company’s 2002 Stock Option Plan for Non-Employee Directors (the “Plan”), my Notice of Grant of Stock Option (the “Notice”) and my Stock Option Agreement (the “Option Agreement”) as follows

Date of Option Grant:

Number of Option Shares:

Exercise Price per Share:	$

              2.  Exercise of Option. I hereby elect to exercise the Option to purchase the following number of Shares, all of which are Vested Shares in accordance with the Notice and the Option Agreement:

Total Shares Purchased:

Total Exercise Price (Total Shares X Price per Share):	$

              3.  Payments. I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Option Agreement:

Cash:	$

Check:	$

Tender of Company Stock:	Contact Plan Administrator

              4.  Optionee Information.

              My address is:

              My Social Security Number is:

              5.  Binding Effect. I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Notice and the Option Agreement to all of which I hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon my heirs, executors, administrators, successors and assigns.

Very truly yours,

(Signature)

              Receipt of the above is hereby acknowledged.

              TEKNOWLEDGE CORPORATION

              By:

              Title:

              Dated:

TEKNOWLEDGE CORPORATION
NOTICE OF GRANT OF STOCK OPTION

________________________ (the “Optionee”) has been granted an option (the “Option”) to purchase certain shares of Stock of Teknowledge Corporation pursuant to the Teknowledge Corporation 2002 Stock Option Plan for Non-Employee Directors (the “Plan”), as follows:

Date of Option Grant:

Number of Option Shares:	3,000

Exercise Price:	$ per share

Vesting Date:	The date one (1) year after the Date of Option Grant.

Option Expiration Date:	The tenth anniversary of the Date of Option Grant.

Tax Status of Option:	Nonstatutory Stock Option

Vested Shares:	Except as otherwise provided in the Stock Option Agreement, 100% of the Number of Option Shares shall become Vested Shares on the Vesting Date.

              By their signatures below, the Company and the Optionee agree that the Option is governed by this Notice and by the provisions of the Stock Option Agreement attached to and made a part of this document. The Optionee acknowledges receipt of a copy of the Stock Option Agreement, represents that the Optionee has read and is familiar with its provisions, and hereby accepts the Option subject to all of its terms and conditions.

TEKNOWLEDGE CORPORATION	OPTIONEE

By:
Signature

Its:
Date

Address: 1810 Embarcadero Road, Palo Alto, CA 94303
Address

ATTACHMENTS:  Stock Option Agreement and Exercise Notice

PROXY
TEKNOWLEDGE CORPORATION

                   PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                                        ON JULY 11, 2002

       The Undersigned hereby appoints Neil Jacobstein and Dennis Bugbee, and each or either of them as proxies, each with the power to appoint his substitute, and hereby authorizes any of them to represent and to vote all the shares of the Common Stock, par value $.01 per share (the “Common Stock”), of Teknowledge Corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on July 11, 2002, commencing at 10:00 a.m., local time, at the Company’s executive offices located at 1810 Embarcadero Road, Palo Alto, California or any adjournment of postponement thereof (1) as hereafter specified upon the proposals listed below and as particularly described in the Company’s Proxy Statement and (2) in their discretion upon such other matters as may properly come before the meeting.

       The undersign hereby acknowledges receipt of (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement, and (3) Annual Report for the fiscal year ended December 31, 2001.

Please be sure to sign and date this proxy in the space below

Date

Stockholder sign above Co-holder (if any) sign above
1.       Election of Directors:

The Board has nominated Neil Jacobstein and Benedict O’Mahoney as Class II directors to serve a term of three years or until his successors are duly elected and qualified

Nominees:   Neil Jacobstein     Benedict O’Mahoney

For                                 Withhold                                 For All Except

INSTRUCTION:   To withhold authority to vote for any individual nominee, mark “For all Except” and write the nominee’s name in the space below.

2.       To approve the adoption of Teknowledge Corporation’s 2002 Stock Option Plan for Non-Employee Directors.

For                                 Against                                 Abstain

3.       To ratify the selection of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2002

For                                 Against                                 Abstain

       In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no directions are specified, this Proxy will be voted FOR Proposals 1 2 and 3.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Detach above card and sign, date and mail in postage paid envelope provided.

TEKNOWLEDGE CORPORATION
1810 Embarcadero Road
Palo Alto, California 94303

        Please sign exactly as the name(s) appear on your stock certificate. If shares of stock stand on record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all such persons should sign the Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation holds shares of stock, the president or other authorized officer, on behalf of the corporation, should execute the Proxy. If a partnership, the Proxy should be executed in the partnership name by an authorized individual.

        PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.